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                                                                 EXHIBIT 10.7(h)


                                 AMENDMENT NO. 8

                          Dated as of June 30, 2001

                                       to

                   SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 8 ("Amendment") is made as of June 30, 2001 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings,
LLC), Sportrack, LLC (formerly known as Advanced Accessory Systems, LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, Michigan, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of June 30, 2001, subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1. Section 2.8(b)(i) of the Credit Agreement is hereby amended to replace the pricing grid now contained therein with the following:

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Beginning on August 13, 2001 through September 15, 2001, the Applicable Base
Rate Margin for Tranche A Term Loans and Revolving Loans shall be one and one-half percent (1.50%) per annum; the Applicable Base Rate Margin for Tranche B Term Loans shall be two percent (2.00%) per annum; the Applicable Eurocurrency Margin for Tranche A Term Loans and Revolving Loans and the Applicable letter of Credit Fee shall be two and one-half percent (2.50%) per annum; the Applicable Eurocurrency Margin for Tranche B Term Loans shall be three percent (3.0%) per annum; and the Applicable Commitment Fee shall be one-half of one percent (0.50%) per annum. Beginning September 16, 2001 and at all times thereafter, the Pricing Grid shall be as set forth below:


                          APPLICABLE BASE    APPLICABLE BASE     APPLICABLE EUROCURRENCY       APPLICABLE      APPLICABLE
LEVERAGE RATIO            RATE MARGIN FOR    RATE MARGIN FOR    MARGIN FOR TRANCHE A TERM     EUROCURRENCY     COMMITMENT
                           TRANCHE A TERM     TRANCHE B TERM    LOANS AND REVOLVING LOANS      MARGIN FOR         FEE
                             LOANS AND            LOANS         AND APPLICABLE LETTER OF       TRANCHE B
                          REVOLVING LOANS                              CREDIT FEE              TERM LOANS
-------------------------------------------------------------------------------------------------------------------------
GREATER THAN OR
EQUAL TO 4.25 TO               2.50%              3.00%                    3.50%                  4.00%           0.625%
1.0

LESS THAN 4.25 TO
1.0 AND GREATER                2.00%              2.50%                    2.75%                  3.25%           0.50%
THAN OR EQUAL TO
3.5 TO 1.0

LESS THAN 3.5 TO
1.0 AND GREATER                1.75%              2.25%                    2.50%                  3.00%           0.50%
THAN OR EQUAL TO
3.0 TO 1.0

LESS THAN 3.0 TO
1.0                            1.50%              2.00%                    2.25%                  2.75%           0.50%

                  1.2. Section 2.8(b)(ii)(A) of the Credit Agreement is hereby amended to delete the language now contained therein and to substitute therefore the following:

                  "(A) Subject to the provisions of clause (C) below, the Applicable Margin in respect of any Loan, the Applicable Letter of Credit Fee payable under Section 2.25 and the Applicable Commitment Fee payable under Section 2.15(c) shall be determined by reference to the tables set forth in clause (i) above, as applicable, on the basis of the Leverage Ratio (calculated as provided in Section 6.4(E)) determined by reference to the most recent financial statements delivered pursuant to Section 6.1(A)(ii) or 6.1(A)(iii).

                  (B) Upon receipt of the financial statements delivered pursuant to Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, the Applicable Margins for all outstanding Loans, the Applicable Letter of Credit Fee and Applicable Commitment Fee shall be adjusted, such adjustment being effective on the first (1st) Business Day after receipt of such financial statements and the Compliance Certificate to be delivered in connection therewith; provided, however, if the Borrowers shall not have timely delivered such financial statements in accordance with Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, beginning with the date upon which such financial statements should have been delivered and continuing until such financial statements are delivered, it shall be assumed for purposes of determining the Applicable Margins, the Applicable

                                        2

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         Commitment Fee and the Applicable Letter of Credit Fee that the
         Leverage Ratio was greater than or equal to 4.25 to 1.0.

                  1.3. Section 6.4(C) of the Credit Agreement is hereby amended to delete the phrase: "(7) 1.15 to 1.00 for the fiscal quarters ending September 30, 2000 through September 30, 2001" and to substitute therefor:

                  "(7) 1.15 to 1.00 for the fiscal quarters ending September 30, 2000 through March 31, 2001, 1.05 to 1.00 for the fiscal quarter ending June 30, 2001 and 1.15 to 1.00 for the fiscal quarter ending September 30, 2001."

                  1.4. Section 6.4(E) of the Credit Agreement is hereby amended to delete the ratio listed for the period ending June 30, 2001 and to substitute therefor the following: "4.50 to 1.00."

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents and (b) payment by the Borrowers of an Amendment Fee (as defined below). Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective as of June 30, 2001 with respect to the amendments set forth in Section 1 above.

                  3. Amendment Fee. Each Lender that delivers a duly executed signature page to this Amendment to James E. Clark, Sidley Austin Brown & Wood, by telecopy (telecopy number 312-853-7036) by 12:00 noon (Chicago time) August 13, 2001, shall be entitled to an amendment fee (the "Amendment Fee") of 0.05% (5 basis points) on such Lender's Revolving Loan Commitment and the outstanding principal amount of such Lender's Term Loans.

                  4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) After giving effect to this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  5. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of this Amendment, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.



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                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                   ADVANCED ACCESSORY SYSTEMS, LLC
                                     as a Borrower

                                   By:  /s/ Terence C. Seikel
                                      ----------------------------
                                   Name:
                                   Title:



                                   SPORTRACK, LLC
                                     as a Borrower
                                   By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                          Its Manager

                                   By:   /s/ Terence C. Seikel
                                      ----------------------------
                                   Name:
                                   Title:

                                   VALLEY INDUSTRIES, LLC
                                     as a Borrower
                                   By: ADVANCED ACCESSORY SYSTEMS, LLC
                                         Its Manager

                                   By:   /s/ Terence C. Seikel
                                      ----------------------------
                                   Name:
                                   Title:

                                   BRINK INTERNATIONAL BV
                                     as a Borrower

                                   By:   /s/ Terence C. Seikel
                                      ----------------------------
                                   Name:
                                   Title:

                                   BRINK BV
                                     as a Borrower

                                   By:   /s/ Terence C. Seikel
                                      ----------------------------
                                   Name:
                                   Title:



Signature Page to Amendment No. 8         5


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                                   BANK ONE, MICHIGAN
                                     as the Administrative Agent and the
                                     Documentation and Collateral Agent,
                                     and as a Lender

                                   By:  /s/ Krista J. Flynn
                                      ----------------------------
                                   Name:
                                   Title:

                                   THE CHASE MANHATTAN BANK
                                     as the Co-Administrative Agent and the
                                     Syndication Agent, and as a Lender

                                   By:
                                      ----------------------------
                                   Name:
                                   Title:

                                   FIRST UNION NATIONAL BANK
                                     as a Lender

                                   By:  /s/ Todd A. Kidd
                                      ----------------------------
                                   Name:
                                   Title:

                                   THE BANK OF NOVA SCOTIA
                                     as a Lender

                                   By:  /s/ F.C.H. Ashby
                                      ----------------------------
                                   Name:
                                   Title:

                                   COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK
                                     B.A., "RABOBANK NEDERLAND",
                                     NEW YORK BRANCH
                                     as a Lender

                                   By:
                                      ----------------------------
                                   Name:
                                   Title:

                                   By:
                                      ----------------------------
                                   Name:
                                   Title:







Signature Page to Amendment No. 8       6

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                                   LASALLE BANK NATIONAL ASSOCIATION
                                     as a Lender

                                   By:  /s/ Thomas Ranville
                                      ----------------------------
                                   Name:
                                   Title:

                                   MICHIGAN NATIONAL BANK
                                     as a Lender

                                   By:  /s/ John M. Bebb
                                      ----------------------------
                                   Name:
                                   Title:

                                   NATIONAL CITY BANK (CLEVELAND)
                                     as a Lender

                                   By:  /s/ John R. DeFranscesco
                                      ----------------------------
                                   Name:
                                   Title:

                                   COMERICA BANK
                                     as a Lender

                                   By:  /s/ Nicholas G. Mester
                                      ----------------------------
                                   Name:
                                   Title:

                                   VAN KAMPEN PRIME RATE INCOME TRUST
                                     as a Lender

                                   By:
                                      ----------------------------
                                   Name:
                                   Title:

                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research
                                          as Investment Advisor


                                          By:
                                             ---------------------------
                                          Name:
                                          Title:




Signature Page to Amendment No. 8       7